EXHIBIT 99.6









                            CREDIT SUPPORT AGREEMENT

                                  BY AND AMONG

                                 DAVID G. PRICE,

                                       AND


           THE DAVID G. PRICE TRUST DATED MARCH 5, 1998 (AS AMENDED),
                                  AS BORROWERS,

                               MASTERS FUNDING LLC
                                   AS LENDER,

                                       AND

                         GS CAPITAL PARTNERS 2000, L.P.
          WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP, 2001
                                       AND
                            SOF-VI U.S. HOLDINGS, LLC
                              AS LENDER GUARANTORS



                                NOVEMBER 8, 2002

                                TABLE OF CONTENTS

                                                                           PAGE


ARTICLE I. THE CREDITS.......................................................2
----------------------

      SECTION 1.1 CREDIT SUPPORT.............................................2
      ----------- --------------
      SECTION 1.2 [INTENTIONALLY OMITTED]....................................4
      ----------- -----------------------
      SECTION 1.3 CERTAIN EXPENSES...........................................4
      ----------- ----------------

ARTICLE II. REPRESENTATIONS AND WARRANTIES...................................5
------------------------------------------

      SECTION 2.1 LEGAL STATUS...............................................5
      ----------- ------------
      SECTION 2.2 AUTHORIZATION AND VALIDITY.................................5
      ----------- --------------------------
      SECTION 2.3 NO VIOLATION...............................................5
      ----------- ------------
      SECTION 2.5 PLEDGE AGREEMENTS..........................................5
      ----------- -----------------

ARTICLE III. CONDITIONS......................................................5
-----------------------

      SECTION 3.1 CONDITIONS OF CLOSING DATE.................................5
      ----------- --------------------------

ARTICLE IV. EVENTS OF DEFAULT................................................7
-----------------------------

      SECTION 4.1 EVENT OF DEFAULT...........................................7
      ----------- ----------------
      SECTION 4.2 REMEDIES...................................................8
      ----------- --------
      SECTION 4.3 PAST DUE PAYMENTS..........................................8
      ----------- -----------------

ARTICLE V. MISCELLANEOUS.....................................................9
------------------------

      SECTION 5.1 NO WAIVER..................................................9
      ----------- ---------
      SECTION 5.2 NOTICES....................................................9
      ----------- -------
      SECTION 5.3 SUCCESSORS, ASSIGNMENT....................................10
      ----------- ----------------------
      SECTION 5.4 ENTIRE AGREEMENT; COUNTERPARTS; AMENDMENT.................11
      ----------- -----------------------------------------
      SECTION 5.5 NO THIRD PARTY BENEFICIARIES..............................11
      ----------- ----------------------------
      SECTION 5.6 LIMITED RECOURSE..........................................11
      ----------- -----------------
      SECTION 5.7 TIME IS OF THE ESSENCE....................................12
      ----------- ----------------------
      SECTION 5.8 SEVERABILITY OF PROVISIONS................................12
      ----------- --------------------------
      SECTION 5.9 GOVERNING LAW.............................................12
      ----------- -------------
      SECTION 5.10      JOINT AND SEVERAL...................................13
      ------------      -----------------
      SECTION 5.11      SURETYSHIP WAIVERS..................................13
      ------------      ------------------
      SECTION 5.12      USURY SAVINGS.......................................18
      ------------      -------------
      SECTION 5.13      GUARANTY OF THE LENDER GUARANTORS...................18
      ------------      ---------------------------------
      SECTION 5.14      DETERMINATIONS BY THE LENDER........................19
      ------------      ----------------------------
      SECTION 5.15      CERTAIN TERMINOLOGY.................................19
      ------------      -------------------
      SECTION 5.16      ENFORCEMENT COSTS...................................19
      ------------      ------------------
      SECTION 5.17      WAIVERS.............................................19
      ------------      --------
      SECTION 5.18      REMEDIES CUMULATIVE.................................20
      ------------      --------------------

      SECTION 5.19      MANNER OF PAYMENT; NO OFFSETS.......................20
      ------------      ------------------------------
      SECTION 5.20      NO WAIVER EXCEPT IN WRITING.........................20
      ------------      ----------------------------
      SECTION 5.21      EFFECTIVENESS.......................................20
      ------------      -------------

      EXHIBITS

      EXHIBIT A  --   FORM OF PROMISSORY NOTE

      EXHIBIT B  --   FORM OF DPP LIMITED GUARANTY

      EXHIBIT C  --   FORM OF PLEDGE AGREEMENT (DALLAS P. PRICE TRUST)

      EXHIBIT D  --   FORM OF PLEDGE AGREEMENT (PRICE)

      EXHIBIT E  --   FORM OF OPINION OF LATHAM & WATKINS

                            CREDIT SUPPORT AGREEMENT

        THIS CREDIT SUPPORT AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of the 8th day of November, 2002, by and among David G. Price, an individual ("DGP"), and The David G. Price Trust dated March 5, 1998 (as amended) (the "Trust," and collectively with DGP, "Price" or the "Borrowers" and each a "Borrower"), and Masters Funding LLC, a Delaware limited liability company ("Lender"). GS Capital Partners 2000, L.P. ("GS Capital"), Whitehall Street Global Real Estate Limited Partnership, 2001 ("Whitehall"), and SOF-VI U.S. Holdings, LLC ("Starwood," and together with GS Capital and Whitehall, the "Lender Guarantors") have executed this Agreement solely for the purpose of guaranteeing Lender's obligations under this Agreement as set forth in Section
5.13 and for the purpose of consenting to and agreeing to the provisions of
Section 5.4.

                                    RECITALS

     A. In connection with that certain Restructuring Agreement and Limited Waiver (including all exhibits and schedules thereto, the "Restructuring Agreement") dated as of July 1, 2002, by and among American Golf Corporation ("AGC"), Bank of America, N.A. ("Bank of America") and the holders (the "Noteholders") of AGC's 9.35% senior secured notes due July 1, 2004, (i) DGP and the Trust agreed to pledge 354,938 shares of common stock of National Golf Properties, Inc. ("NGP") and 3,255,694 common limited partnership units of National Golf Operating Partnership, L.P. ("NGOP") and (ii) DGP agreed to cause Mountaingate Land L.P. ("Mountaingate") to grant a second deed of trust on Mountaingate Country Club (the "Mountaingate 2nd Mortgage") as collateral to support certain of AGC's obligations to Bank of America and the Noteholders (collectively, the "AGC Lenders").

     B. Pursuant to the terms of that certain Collateral Agency and Intercreditor Agreement dated as of July 19, 2002, by and among Price, AGC, Mountaingate, Golf Enterprises, Inc., Jim Colbert Golf, Inc., Bank of America, the Noteholders, and BNY Midwest Trust Company, as Collateral Agent ("BNY") (as amended by (a) that certain Amendment and Extension Relating to Delivery of Alternate Collateral, dated as of September 30, 2002, by and among Price, AGC, Mountaingate, Golf Enterprises, Inc., Jim Colbert Golf, Inc., Bank of America, the Noteholders, and BNY (which itself was amended by the First Amendment to the Amendment and Extension Agreement, dated as of October 31, 2002, by and among Price, AGC, Mountaingate, Golf Enterprises, Inc., Jim Colbert Golf, Inc., Bank of America, the Noteholders, and BNY), and (b) that certain Extension and Amendment Agreement Relating to the Delivery of Alternate Collateral by and among AGC, Price, Dallas P. Price ("DALLAS"), the Dallas P. Price Trust dated May 14, 1998 (as amended) (the "DPP TRUST", and collectively with Dallas "DPP"), Mountaingate and BNY, the "AGC Collateral Agency Agreement"), DGP is obligated, among other things, to (a) provide or cause to be provided to BNY for the benefit of the AGC Lenders on or before November 5, 2002, alternate collateral for a portion of the Personal Property Collateral (as defined in the AGC Collateral Agency Agreement and consisting of 2,148,074 common partnership units of NGOP (the "Pledged Securities"), in the form of cash collateral in the amount of $9,518,884 (the "Alternate BofA Pledge Collateral"); (b) to cause Mountaingate to satisfy on or before February 28, 2003 the Alternate Collateral Requirement (as defined in the AGC Collateral Agency Agreement) related to the Mountaingate Alternate Collateral (as defined in the AGC Collateral Agency Agreement); and (c) cause the Borrowers to satisfy on or before March 31, 2003 the Alternate Collateral Requirement related to the Alternate Pledge Collateral (as defined in the AGC Collateral Agency Agreement) (the foregoing collateral substitution requirements are referred to herein as the "Collateral Substitution Requirement"). Upon the provision of the Alternate BofA Pledge Collateral, the parties thereto agreed that the Collateral Substitution Requirement related to the BofA Pledged Securities will be satisfied and the BofA Pledged Securities will be released.

     C. DGP and an affiliate of the Lender have entered into a Purchase Agreement (the "Purchase Agreement"), by and among such affiliate, AGC, Golf Enterprises, Inc. ("GEI"), the Trust, the Dallas P. Price Trust, DGP and Dallas
P. Price (collectively, the "Prices"), the AGC Sellers and the Transferred Entity Sellers, each as defined therein, pursuant to which such affiliate is to purchase, among other things, AGC.

     D. In connection with the Purchase Agreement, Lender has agreed, on the terms and conditions set forth herein, to provide to the AGC Lenders credit support in satisfaction of the Collateral Substitution Requirement on the terms and conditions contained herein.

                                    AGREEMENT

     NOW, THEREFORE, Lender and Borrowers hereby agree as follows:

                                    ARTICLE I.

                                   THE CREDITS

SECTION 1.1 CREDIT SUPPORT.

     (a) Credit Support Line of Credit.Subject to the terms and conditions of this Agreement, Lender hereby agrees to provide a loan (the "Loan") to Borrowers on or before November 8, 2002 (the "Closing Date") in the aggregate amount of Nine Million Five Hundred Eighteen Thousand Eight Hundred Eighty Eight Four Dollars ($9,518,884). Borrowers' obligation to repay advances made in respect of the Loan shall be evidenced by a promissory note substantially in the form of Exhibit "A" attached hereto (as it may be amended, the "Note"), all terms of which are incorporated herein by this reference. On the Termination Date, any amounts outstanding under the Loan shall be due and payable in full. The Loan shall be utilized by Borrowers for purposes of providing credit support in the form of cash collateral, as set forth in Section 1.1(b) below, subject to the terms and conditions contained herein. In the event the Closing Date is extended at the request of a Borrower (the parties having no obligation to agree to any extension of the Closing Date), then the Closing shall be subject to such additional reasonable and customary closing conditions as Lender may request.

     (b) Cash Collateral. All proceeds of the Loan shall be provided to the Agent of the AGC Lenders as cash collateral in satisfaction of the Collateral Substitution Requirement. In consideration of Lender's making the Loan:

          (i) The amount of the Loan shall constitute an advance under the Note.

          (ii) The Borrowers shall pay to Lender a fee at the Closing equal to $300,000, which shall be added to the outstanding principal balance of, and deemed advanced under, the Note.

          (iii) The Note shall bear interest at twelve percent (12%) per annum, compounded semi-annually. On the first day of each month occurring on or after the Closing Date, Borrower shall pay all then accrued interest under the Note to Lender. In addition to the aforesaid $300,000 fee, an advance fee (the "Advance Fee") equal to three percent (3%) of all amounts advanced or deemed advanced under the Note shall thereafter be added to the principal balance of the Note. The Note shall not be deemed to be a revolving note and, notwithstanding any principal repayments thereunder, the aggregate maximum amount that the Borrowers shall be entitled to borrow thereunder shall not be more than the face amount thereof nor shall Borrowers be entitled to re-borrow any principal amounts that have been repaid.

          (iv) The Note shall be secured by a duly perfected first lien pledge of the Pledged Securities.

          (v) Mountaingate Land L.P. ("Mountaingate"), an affiliate of Price, is currently considering refinancing the existing first mortgage loan on Mountaingate Country Club. In the event of any such refinancing, Price shall cause Mountaingate to comply with the following terms: (a) the principal amount thereof shall not be larger than the sum of (1) the current outstanding principal balance (which Borrowers represent to be $16,992,956.00 as of November 5, 2002), and (2) the reasonable third party costs necessary to effect such refinancing on market terms; (b) either (i) the lien of such mortgage loan shall be junior to that certain "Amended MG Lease" (as defined in that certain letter agreement [as amended, the "Letter Agreement"], dated September 14, 2002 among - Borrowers, Mountaingate and the Lender Guarantors, as amended by (A) letter agreement (the "9/30 Extension Letter"), dated as of September 30, 2002 and (B) letter agreement dated as of October 31, 2002) or (ii) the documentation therefor shall provide for a subordination, nondisturbance and attornment agreement with respect to the Amended MG Lease in a form reasonably acceptable to the Lender Guarantors; provided, however, that the provisions of this clause (ii) shall apply only to the Amended MG Lease; (c) the lender under such refinancing is an institutional lender; and (d) such refinancing shall be on market terms.

          (vi) Price shall cause Dallas P. Price to execute (a) a guaranty (the "DPP Limited Guaranty") substantially in the form of Exhibit "B" attached hereto and (b) a pledge agreement (the "DPP Pledge Agreement") in favor of Lender substantially in the form of Exhibit "C" attached hereto.

          (vii) Price shall execute a pledge agreement (the "Price Pledge Agreement" and together with the DPP Pledge Agreement, the "Pledge Agreements") in favor of Lender substantially in the form of Exhibit "D" attached hereto.

          (viii) The holders of the Note from time to time shall be subrogated to the rights of the AGC Lenders in respect of any obligation paid to the AGC Lenders from the proceeds of the Loan; provided, however, that nothing in this clause (viii) shall be construed as limiting any right or obligation of the holders elsewhere set forth in this Agreement or in the other Loan Documents.

          (ix) The Note shall mature at the earliest to occur of (such earliest date being referred to herein as the "Termination Date"): (A) the Closing Date under the Purchase Agreement; (B) March 31, 2003; or (C) that date which is 60 days after any termination of the Purchase Agreement as a result of NGP having accepted a superior offer; provided, however, that the aforesaid reference to March 31, 2003 shall be modified to be May 31, 2003 in the event (and only in the event) that the Closing Date under the Purchase Agreement fails to occur on or before March 31, 2003 for reasons other than (1) a default, breach or failure of performance by Borrowers or any of their affiliates under the Purchase Agreement or (2) a termination of the Purchase Agreement as a result of NGP having accepted a superior offer.

     SECTION 1.2 [INTENTIONALLY OMITTED]

     SECTION 1.3 CERTAIN EXPENSES.(a) All out-of-pocket, third-party costs incurred by Lender or its affiliates in connection with this Agreement (including the negotiation and preparation thereof) shall be reimbursed by the Borrowers at execution and delivery of the Note, subject, however, to the Borrowers' reimbursement rights in respect of such costs as set forth below. In any event, all such costs and expenses accrued through November 8, 2002 (or thereafter) shall be paid within ten business days after receipt by the Borrowers of an original invoice therefor.

     (b) Notwithstanding anything to the contrary in any agreement directly or indirectly binding upon or benefiting any of the Borrowers, NGP, AGC, any party to the Purchase Agreement or any of their respective affiliates, including, but without limitation, the Credit Enhancement Agreement: (i) none of the Borrowers' costs and expenses incurred in connection with obtaining any suspension, reduction or modification of the Collateral Substitution Requirement pending the closing of the transactions contemplated by the Purchase Agreement (including, without limitation, any extension fees charged by the AGC Lenders) shall be reimbursed by any other party and all such costs and expenses shall be borne solely by the Borrowers without reimbursement; and (ii) except for up to, but not in excess of, an amount which, when added to all other costs and expenses reimbursed in accordance with that certain Credit Enhancement Agreement, dated as of July __, 2002, among AGC, DGP and Mountaingate (the "Credit Enhancement Agreement"), shall not exceed an aggregate of $250,000 in costs and expenses to be reimbursed in accordance with the terms of the Credit Enhancement Agreement, none of the Borrowers' costs and expenses incurred in connection with any of the transactions referenced in Section 1.1 above or otherwise in connection with the Collateral Substitution Requirement, including, but without limitation, any fees or interest expense, shall be reimbursed by AGC, NGP or any of their respective affiliates and, except as aforesaid, all such costs and expenses shall be borne solely by the Borrowers without reimbursement; provided, however, that without limitation upon the foregoing, but in addition thereto, no reimbursements shall be made pursuant to the Credit Enhancement Agreement that would be inconsistent with or in violation of the provisions of the Facilitation Agreement, dated as of July 22, 2002, among American National Golf, Inc., National Golf Properties, Inc., National Golf Operating Properties, L.P., the

AGC Lenders and Golf Enterprises, Inc. and Price, or any other agreement currently in effect with the AGC Lenders or any of them.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

     Borrowers make the following representations and warranties to Lender, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrowers to Lender subject to this Agreement.

     SECTION 2.1 LEGAL STATUS. The Trust is a trust duly organized, validly existing and in good standing under the laws of the State of California.

     SECTION 2.2 AUTHORIZATION AND VALIDITY. This Agreement, the Note, and each other document, contract and instrument required by or at any time delivered to Lender in connection with this Agreement (with all of the foregoing referred to herein collectively as the "Loan Documents") have been duly authorized by each of the Borrowers, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of the Borrowers, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors rights.

     SECTION 2.3 NO VIOLATION. The execution, delivery and performance by Borrowers of each of the Loan Documents to which it is a party do not violate any provision of any law or regulation, or contravene any provision of such party's organizational documents, if applicable, or any other material agreements as to which such party is subject or result in the violation of any law, rule, regulation, order, judgment or decree to which such party or its property is subject.

     SECTION 2.5 PLEDGE AGREEMENTS. All representations and warranties contained in the Pledge Agreements are true, correct and complete as if made on the date hereof and there is no "Event of Default" (as defined therein) nor any event that with the passage of time or the giving of notice or both would constitute such an "Event of Default".

                                   ARTICLE III.
                                   CONDITIONS

     SECTION 3.1 CONDITIONS OF CLOSING DATE. The obligation of Lender to issue any of the credit support hereunder by the Closing Date is subject to the fulfillment to Lender's satisfaction of all of the following conditions:


     (a) Documentation. Lender shall have received, in form and substance satisfactory to Lender, each of the following (in each case, duly executed by Borrowers and/or each other party, as applicable):

          (i)  this   Agreement  and  a  Note  in  the  amount  of  Ten  Million
     Ninety-Eight Thousand Five Hundred Eighty-Four Dollars ($10,098,584);

          (ii) UCC financing statements, as applicable;

          (iii) the DPP Limited Guaranty;

          (iv) a certification of the Trust in form acceptable to Lender;

          (v) a certification of The Dallas P. Price Trust dated May 14, 1998 (as amended) in form acceptable to Lender;

          (vi) the Pledge Agreements (together with the certificates representing the pledged certificates and duly executed blank stock and partnership powers relating thereto), if applicable, with respect to the Pledged Securities and assignment of registration rights and exchange agreement;

          (vii) satisfactory opinion of Latham & Watkins in substantially the form of Exhibit "G"; and

          (viii) such other instruments, documents, opinions of counsel, title insurance and other required items for closing hereunder as Lender may require (both as to form and content) so long as all such requirements are in accordance with customary commercial practice for institutional lenders making loans similar to that evidenced by the Note secured by collateral similar to that securing the Note.

     (b) Other Matters. In addition to the foregoing: (i) no "Bankruptcy Dissolution Event" (as defined below) shall have occurred with respect to any of the Borrowers or any of their affiliates; (ii) all of the representations and warranties of Borrowers herein shall be true, correct and complete as of such date as if made as of such date; (iii) Borrowers shall have performed all of its obligations hereunder and under the other Loan Documents and no Event of Default or event that, with the passage of time or the giving of notice would constitute an Event of Default, shall exist; (iv) Lender shall be reasonably satisfied with the state of title to the collateral and of due perfection and priority of Lender's security interests (and without limitation, First American Title Insurance Company shall be unconditionally obligated and committed to issue an "Eagle 9" policy in the full amount of the Note together with such endorsements (and subject to only such exceptions) as are approved or reasonably required by Lender); (v) there shall not have occurred (A) any material default by parties other than the Affiliates of the Lender under the Purchase Agreement that remains uncured to the reasonable satisfaction of Lender, or (B) any material default by parties other than the Lender's Affiliates under the Merger Agreement (as defined in the Purchase Agreement) that remains uncured to the reasonable satisfaction of Lender; (vi) neither the Lender nor its Affiliates shall have given any written notice of termination of the Purchase Agreement or Merger Agreement, and (vii) the Purchase Agreement shall not have terminated. As used herein, a "BANKRUPTCY/DISSOLUTION EVENT" means any of the following: (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee, custodian, liquidator or receiver of any property interest or the commencement of any proceeding to do the same; (c) an assignment for the benefit of creditors; (d) an attachment, execution or other judicial seizure of a substantial property interest; (e) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; (f) a dissolution or liquidation; or (g) death or incapacity.



                                   ARTICLE IV.
                                EVENTS OF DEFAULT

     SECTION 4.1 EVENT OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement.

     (a) Borrowers shall fail to pay within five (5) business days after the date due any amounts payable hereunder or under the Note or any other Loan Document (except that there shall be no five (5) business days grace period for payments due upon maturity or the Termination Date).

     (b) Any representation or warranty made or deemed made by Borrowers hereunder or under any of the other Loan Documents shall prove to be false, incorrect or incomplete in any material respect when furnished, made or deemed made.

     (c) Any default in the performance of or compliance with any obligation, agreement or other provision contained herein (other than those referred to in Sections 4.1(a) and (b) above) or any other Loan Document, and with respect to any such default which by its nature can be cured within 30 days, such default shall continue for a period of thirty (30) days after notice.

     (d) Any Borrower shall consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, (or one is appointed, or a third party seeks such an appointment and the proceeding is not dismissed within 30 days after it commences); the attachment, execution or other judicial seizure of any property of any Borrower; any Borrower shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; any Borrower shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time or any successor statute ("Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to said Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against any Borrower, or any Borrower shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; and such proceeding shall not have been vacated or stayed within sixty (60) days of the filing thereof; or any Borrower shall be adjudicated as bankrupt, or an order for relief shall be entered by any court of competent jurisdiction under said Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors.

     (e) Any Borrower shall dissolve as an entity, whether voluntarily or involuntarily, or by operation of law.

     (f) The entry of a final judgment, final order or final decree for the payment of money against Borrower in excess of $100,000, which is not satisfied and paid, or enforcement of which has not been stayed, within thirty (30) days after the date of entry of such judgment, order or decree.

     (g) Any "Event of Default" occurs as defined in any of the Loan Documents.
Section 4.2 Remedies. If an Event of Default shall occur: (a) any indebtedness of any of the Borrowers under any of the Loan Documents, any term thereof to the contrary notwithstanding, shall (automatically and without further action, in the case of an Event of Default under Section 4.1(d) and, in all other cases, at Lender's option upon written notice) become immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrowers; and (b) Lender shall, subject to Section 5.6, have all rights, powers and remedies available hereunder and under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any of the credits and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Lender in connection with each of the Loan Documents may be exercised at any time by Lender and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

     SECTION 4.3 PAST DUE PAYMENTS. Each Borrower recognizes and acknowledges that any default on any payment, or portion thereof, due hereunder or to be made under the other Loan Documents, will result in losses and additional expenses to Lender in servicing the indebtedness evidenced by the Note, and in losses due to Lender's loss of the use of funds not timely received. Each Borrower further acknowledges and agrees that in the event of any such default, Lender would be entitled to damages for the detriment proximately caused thereby, but that it would be extremely difficult and impracticable to ascertain the extent of or compute such damages. Therefore, if for any reason Borrowers fail to pay any interest or principal under the Note, including any payment due at maturity or upon acceleration, or fails to pay any other amounts due under any of the Loan Documents, in either case for a period of five (5) business days after such payment is due, Borrowers shall pay to Lender, in addition to any such delinquent payment, an amount equal to the "Past Due Charge" (which, as used herein means 3% of the delinquent payment) calculated on such delinquent payment. In addition, if for any reason Borrowers fail to make any such payment when due then each such delinquent payment shall also bear additional interest ("Additional Interest"), commencing on the date such delinquent payment was due and continuing for as long as the delinquency continues, regardless of whether or not there has been an acceleration of the indebtedness under the Note, computed at the "Past Due Rate" (which, as used herein, means 17% per annum but not more than the maximum amount allowable under applicable law) until paid, such additional interest to be compounded monthly. Each Borrower acknowledges that the Past Due Charge and Additional Interest agreed to hereunder represent the reasonable estimate of those damages which would be incurred by Lender, and a fair return to Lender for the loss of the use of the funds not timely received from Borrowers on account of a default by Borrowers as herein specified, established by Borrowers and Lender through good faith consideration of the facts and circumstances surrounding the transaction contemplated under this Agreement as of the date hereof, but that such Past Due Charge and Additional Interest are in addition to, and not in lieu of, any other right or remedy available to Lender. If any applicable law proscribes the imposition of a past due charge in the amount of the Past Due Charge herein specified, or limits the rate of the Additional Interest that may be charged to a rate less than the Past Due Rate herein specified, then the maximum charge or rate permitted by such law shall be charged by Lender for purposes of this Section.


                                   ARTICLE V.

                                  MISCELLANEOUS

     SECTION 5.1 NO WAIVER. No delay, failure or discontinuance of Lender in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Lender of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent expressly set forth in such writing.

     SECTION 5.2 NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing and delivered to each party at the following address:

            BORROWERS:

                  c/o American Golf Corporation
                  2951 28th Street, Suite 3001
                  Santa Monica, California 90405
                  Telecopier: (310) 664-6174
                  Attention:  Mr. David G. Price

                  With a copy to:

                  Latham & Watkins
                  633 West Fifth Street, Suite 5000
                  Los Angeles, California  90071-2007
                  Telecopier: (213) 891-8763
                  Attention:  David B. Rogers , Esq.

            LENDER and LENDER GUARANTORS:

                  Masters Funding LLC
                  c/o Goldman, Sachs & Co.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Mr. Jonathan Langer
                  Telephone:  (212)-902-1000
                  Facsimile:  (212)-357-5505

                  with a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  1 New York Plaza
                  New York, New York  10004-1980
                  Facsimile:  (212) 859-4000
                  Telephone:  (212) 859-8000
                  Attention:   F. William Reindel, Esq.


                  and:

                  SOF VI U.S. Holdings, LLC
                  c/o Starwood Capital Group Global, L.L.C.
                  591 West Putnam Avenue
                  Greenwich, Connecticut 06830
                  Telecopier: (203) 422-7814
                  Telephone:  (203)-422-7700
                  Attention:  Mr. Madison Grose

                  and:

                  Rinaldi, Finkelstein & Franklin, LLC
                  591 West Putnam Avenue
                  Greenwich, Connecticut 06830
                  Telecopier: (203) 422-7868
                  Attention:  Eric W. Franklin, Esq.

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by air courier or registered mail, upon receipt (whether accepted or refused) (as evidenced by air courier's or postal service's proof of delivery); or (c) if sent by telecopy, upon receipt.

     SECTION 5.3 SUCCESSORS, ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided, however, that
(a) no Borrower may assign or transfer its interest hereunder, under the Note, or under any Loan Document without the prior written consent of Lender and (b) Lender may not assign or transfer its interest hereunder without the prior written consent of the Borrowers (such consent of the Borrowers not to be unreasonably withheld); provided further, however, that such consent of the Borrowers shall not be required (i) during the existence and continuation of any Event of Default, (ii) for the assignment or transfer of Lender's interest to any affiliate of Lender or any of the Lender Guarantors, or
(iii) after any termination of the Purchase Agreement.

     SECTION 5.4 ENTIRE AGREEMENT; COUNTERPARTS; AMENDMENT. This Agreement and each of the other Loan Documents constitute the entire agreement between Borrowers and Lender with respect to the Loan and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. Specifically, this Agreement and the Loan Documents supercede paragraphs 1, 2, 3 and 4 of the Letter Agreement; provided, however, that all other provisions of the Letter Agreement, including paragraphs 5, 6 and 7 of the original Letter Agreement and paragraph 4 of the 9/30 Extension Letter, shall survive the execution and closing of this Agreement and are hereby ratified. This Agreement may be executed in any number of counterparts and may be amended or modified only by a written instrument executed by each party hereto.

     SECTION 5.5 NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

     SECTION 5.6 LIMITED RECOURSE.

     (a) In addition to any amount that is required to be paid by DGP under the last sentence of this Section 5.6(a), DGP shall be personally liable for $2,500,000 under the Note and the other Loan Documents and, in addition, any costs incurred by Lender in accordance with Section 5.16 in collecting such amounts (without taking into account, and in addition to, any proceeds of the Pledged Collateral). Notwithstanding anything to the contrary herein or in any Loan Document, except as provided in this Section 5.6, neither Borrower shall be personally liable for any other amounts due under the Note and Lender's recourse shall be limited to the collateral pledged under the Pledge Agreements. Borrowers shall be personally liable, jointly and severally, to Lender for any deficiency, loss or damage suffered by Lender because of: (1) Borrowers' or DPP's commission of a criminal act; (2) the failure of any Borrower or the DPP Trust to comply with provisions of any Loan Document, the DPP Guaranty or the DPP Pledge Agreement prohibiting the sale, transfer or encumbrance of the Pledged Securities or any interest therein, or any other collateral, or any direct or indirect ownership interest in Borrowers or the DPP Trust; (3) intentional waste relating to Pledged Securities; (4) any Bankruptcy/Dissolution Event relating to any Borrower, Dallas or the DPP Trust within the meaning of clauses (a), (b), (c), (d) and (f) of the definition thereof; (5) the misapplication by DPP, Borrowers or any affiliates of any funds derived from the Pledged Securities; (6) the fraud or misrepresentation by DPP, Borrowers or any of their respective affiliates made in or in connection with this Agreement, any other Loan Document, the DPP Guaranty or the DPP Pledge Agreement; (7) the interference, whether direct or indirect, by DPP, Borrowers or any of their respective affiliates with Lender's exercise of rights or remedies under this Agreement, other Loan Documents, the DPP Guaranty or the DPP Pledge Agreement (including any foreclosure action or sale), whether by making any motion, bringing any counterclaim, seeking any injunction or other restraint, commencing any action seeking to consolidate any such foreclosure or other enforcement with any other action or otherwise (except this clause (7) shall not apply the extent DPP, Borrowers or any of their respective affiliates successfully contests such enforcement and obtains a final non-appealable order as to the same); (8) Borrowers' or DPP's failure to pay for any loss, liability or expense (including reasonable attorneys' fees) incurred by Lender arising out of any claim or allegation made by Borrowers or DPP, their respective successors or assigns, or any creditor of Borrowers or DPP, that any of the Loan Documents, the DPP Guaranty or the DPP Pledge Agreement establishes a joint venture, partnership or other similar arrangement between one or more of Borrowers or DPP, and their respective affiliates on the one hand, and Lender, and its affiliates on the other hand; (9) the failure of the Borrowers or DPP to satisfy, release and discharge of record, a lien that is not permitted under the Loan Documents, the DPP Guaranty or the DPP Pledge Agreement within the time limits set forth in the Loan Documents, the DPP Guaranty or the DPP Pledge Agreement, respectively; and (10) DPP, Borrowers or any of their affiliates take any acts that have an adverse effect on the perfection or priority of Lender's security interests.

     (b) None of the foregoing limitations on the personal liability of Borrowers shall modify, diminish or discharge the obligations of any Borrower under the Loan Documents. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code, or corresponding or superseding sections of the Bankruptcy Amendments and Federal Judgeship Act of 1984, to file a claim against Borrowers for the full amount due to Lender under this Agreement and all Loan Documents or to require that all collateral shall continue to secure the amounts due under this Agreement and the other Loan Documents. Notwithstanding anything to the contrary contained in any Loan Document, nothing shall be deemed in any way to impair, limit or prejudice the rights of Lender: (A) in foreclosure proceedings or in any ancillary proceedings brought to facilitate Lender's foreclosure on any collateral under any Loan Document; (B) to exercise any specific rights or remedies afforded Lender under any other provisions of the Loan Documents or by law or in equity (but Lender may not hold Borrowers personally liable for payments under the Note); (C) to recover from Borrowers the amount of any unpaid taxes, assessments, and/or utility charges affecting any of the collateral provided for in the Loan Documents; and/or (D) to recover from Borrowers, to the extent set forth in the Loan Documents, all reasonable legal fees and other expenses incurred by Lender in enforcing any rights it may have under this Agreement or the Loan Documents following a default.

     SECTION 5.7 TIME IS OF THE ESSENCE. Time is of the essence of each and every provision of this Agreement and each of the other Loan Documents.

     SECTION 5.8 SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

     SECTION 5.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF

NEW YORK, EXCEPT TO THE EXTENT THAT LENDER HAS GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, IN WHICH CASE SUCH CHOICE OF NEW YORK LAW SHALL NOT BE DEEMED TO DEPRIVE LENDER OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT SOLELY IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO, FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, SUBMIT TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE PARTIES HERETO IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARTIES HERETO WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, AND ACKNOWLEDGE THAT SERVICE MAY BE MADE BY REGISTERED MAIL ADDRESSED AS PROVIDED IN SECTION 5.2 HEREOF OR BY ANY MEANS PERMITTED BY NEW YORK LAW.

     (c) THE PARTIES HERETO WAIVE THEIR RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES HERETO FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     SECTION 5.10 JOINT AND SEVERAL. Subject to Section 5.6 hereof, the obligations of the Borrowers hereunder are joint and several.

     SECTION 5.11 SURETYSHIP WAIVERS. Each of the Borrowers (individually, a "Borrower Party" and collectively, the "Borrower Parties"), is fully responsible for the obligations under this Agreement and under the Note, subject to the limitations of liability expressly set forth herein (and each of such parties hereby waives any claim to the contrary). In addition, and without limitation on the foregoing waiver or any other waivers contained in this Agreement:

     A. Obligation Absolute. Each Borrower Party hereby unconditionally waives any defense to the enforcement of this Agreement or any of the Loan Documents (including the

Pledge Agreement) or based on the characterization of any such Borrower Party as a guarantor, surety or accommodation party and without limitation the obligations of such Borrower Party hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by the following, any of which may be taken without the consent of, or notice to, such Borrower Party, nor shall any of the following give such Borrower Party any recourse or right of action against Lender:

          (1) Any express or implied amendment, modification, renewal, addition, supplement, extension (including extensions beyond the original term) or acceleration of or to any of the Loan Documents;

          (2) Any exercise or non-exercise by Lender of any right or privilege under the Loan Documents;

          (3) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Borrower Party or any other Borrower Party, or any guarantor (which term shall include any other party at any time directly or contingently liable for any of Borrowers' obligations under the Loan Documents) or any affiliate of any Borrower Party, or any action taken with respect to the Loan Documents by any trustee or receiver, or by any court, in any such proceeding, whether or not such Borrower Party shall have had notice or knowledge of any of the foregoing;

          (4) Any release or discharge of any other Borrower Party from its liability under any of the Loan Documents or any release or discharge of any endorser or guarantor or of any other party at any time directly or contingently liable for the obligations secured by any of the Loan Documents;

          (5) Any subordination, compromise, release (by operation of law or therwise), discharge, compound, collection, or liquidation of any or all of the Property or other collateral described in any of the Loan Documents or otherwise in any manner, or any substitution with respect thereto;

          (6) Any assignment or other transfer of any of the Loan Documents;

          (7) Any acceptance of partial performance of the obligations;

          (8) Any transfer or consent to the transfer of the Property or any portion thereof or any other collateral described in the Loan Documents or otherwise (by one or more of the Borrower Parties);

          (9) Any manner of application of collateral, or proceeds thereof, to any or all of the obligations under the Loan Documents, or any manner of sale or other disposition of any collateral or any other assets of any of the Borrower Parties;

          (10) any change, restructuring or termination of the existence of any of the Borrower Parties;

          (11) Any bid or purchase at any sale of the Property or any other collateral described in the Loan Documents or otherwise;

          (12) Any other circumstance that might otherwise constitute a defense available to, or a discharge of, a Borrower Party.

Subject to Section 5.11(E), this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the obligations of any of the Borrower Parties is rescinded or must otherwise be returned by Lender or any other Person upon the insolvency, bankruptcy or reorganization of the any of the Borrower Parties, all as though such payment had not been made.

     B. Waivers. Each Borrower Party unconditionally waives any defense to the enforcement of any of the Loan Documents, including:

          (1) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of any of the Loan Documents;

          (2) Any right to require Lender to proceed against any other Borrower Party or any guarantor at any time or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at any time;

          (3) The defense of any statute of limitations affecting the liability of such Borrower Party hereunder, the liability of any other Borrower Party or any guarantor under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

          (4) Any defense arising by reason of any invalidity or unenforceability of (or any limitation of liability in) any of the Loan Documents or any disability of any Borrower Party or any guarantor or of any manner in which Lender has exercised its rights and remedies under the Loan Documents, or by any cessation from any cause whatsoever of the liability of any Borrower Party or any guarantor;

          (5) Without limitation on clause (4) above, any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any Borrower Party or any principal of any Borrower Party or any defect in the formation of any Borrower Party or any principal of any Borrower Party;

          (6) Any defense based upon the application by any Borrower Party of the proceeds of the Loan for purposes other than the purposes represented by such Borrower Party to Lender or intended or understood by Lender or such Borrower Party;

          (7) Any defense based upon an election of remedies by a creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise;

          (8) Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

          (9) Any defense based upon Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute;

          (10) Any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code;

          (11) Any duty of Lender to advise such Borrower Party of any information known to Lender regarding the financial condition of any other Borrower Party and all other circumstances affecting any other Borrower Party's ability to perform its obligations to Lender, it being agreed that the Borrower Parties, jointly and severally, agree to assume the responsibility for being and keeping informed regarding such condition or any such circumstances;

          (12) Any right of subrogation, reimbursement, exoneration, contribution or indemnity, or any right to enforce any remedy which Lender now has or may hereafter have against any other Borrower Party or any benefit of, or any right to participate in, any security now or hereafter held by Lender; and

          (13) Without limiting the generality of the foregoing or any other provision hereof, any rights and benefits which might otherwise be available to such Borrower Party, including those under California Civil Code Sections 2787 to 2855, inclusive, 2899, and 3433.

     C. Subrogation. Each Borrower Party understands that the exercise by Lender of certain rights and remedies may affect or eliminate such Borrower Party's right of subrogation against any other Borrower Party or any guarantor and that such Borrower Party may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, each Borrower Party hereby authorizes and empowers Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of such Borrower Party that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Agreement or any of the Loan Documents to the contrary, each Borrower Party hereby subordinates (until repayment of all obligations by any of the Borrower Parties) any claim or other rights which such Borrower Party may now have or hereafter acquire against any other Borrower Party or any guarantor of all or any of the obligations of such Borrower Party hereunder that arise from the existence or performance of such Borrower Party's obligations under this Agreement or any of the other Loan Documents, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, and waives any right to participate in any claim or remedy of Lender against any other Borrower Party or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other Borrower Party, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.

     D. Additional Waivers. No Borrower Party shall be released or discharged, either in whole or in part, by Lender's failure or delay to (i) perfect or continue the perfection of any lien or security interest in any collateral which secures the obligations of any other Borrower Party, such Borrower Party, or any guarantor, or (ii) protect the property covered by such lien or security interest.

     E. Independent Obligations. The obligations of each Borrower Party under the Loan Documents is independent of the obligation of any other Borrower Party and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against each Borrower Party whether or not such Borrower Party is the alter ego of any other Borrower Party and whether or not any other Borrower Party is joined therein or a separate action or actions are brought against any other Borrower Party. Lender's rights under the Loan Documents shall not be exhausted until all of the obligations under the Loan Documents have been fully and irrevocably paid and performed.

     F. Subordination. Without limitation on the waiver and release contained in subsection C above:

            (a) Each Borrower Party subordinates all present and future indebtedness owing by any other Borrower Party to such Borrower Party to the obligations at any time owing by any other Borrower Party to Lender hereunder and the other Loan Documents. Each Borrower Party assigns all such indebtedness to Lender as security for this Agreement and the other Loan Documents.

            (b) Each Borrower Party agrees to make no claim on such indebtedness until all obligations of any other Borrower Party hereunder and the other Loan Documents have been fully discharged.

            (c) Each Borrower Party further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Agreement. If Lender so requests,
(i) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (ii) all security for such indebtedness shall be duly assigned and delivered to Lender, (iii) such indebtedness shall be enforced, collected and held by such Borrower Party as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of such Borrower Party under the other provisions of this Agreement or the other Loan Documents, and (iv) such Borrower Party shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender's rights in and to such indebtedness and any security therefor. If such Borrower Party fails to take any such action, Lender, as attorney-in-fact for such Borrower Party, is hereby authorized to do so in the name of such Borrower Party. The foregoing power of attorney is coupled with an interest and cannot be revoked.

     G. Bankruptcy No Discharge; Repayments. So long as any of the obligations guaranteed hereunder shall be owing to Lender, no Borrower Party shall, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against any other Borrower Party.

Each Borrower Party understands and acknowledges that by virtue of this Agreement, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to any other Borrower Party. As an example and not in any way of limitation, a subsequent modification of the obligations secured by this Agreement or any of the Loan Documents in any reorganization case concerning any other Borrower Party shall not affect the obligation of each such Borrower Party to pay and perform the obligations secured by this Agreement or any of the Loan Documents in accordance with its original terms. In any bankruptcy or other proceeding in which the filing of claims is required by law, each Borrower Party shall file all claims which such Borrower Party may have against any other Borrower Party relating to any indebtedness of any other Borrower Party to such Borrower Party. If any Borrower Party does not file any such claim, Lender, as attorney-in-fact for such Borrower Party, is hereby authorized to do so in the name of such Borrower Party. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall, until all obligations payable under the Loan Documents are paid in full, pay to Lender the amount payable on such claim; provided, however, such Borrower Party's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Agreement or any of the Loan Documents. Notwithstanding anything to the contrary herein, the liability of each Borrower Party hereunder shall be reinstated and revised, and the rights of Lender shall continue, with respect to any amount at any time paid by or on behalf of any Borrower Party on account of the obligations hereunder or the other Loan Documents which Lender shall restore or return by reason of the bankruptcy, insolvency or reorganization of any Borrower Party or for any other reasons, all as though such amount had not been paid.

     SECTION 5.12 USURY SAVINGS. None of the terms and provisions contained in this Agreement or in any of the other Loan Documents, or in other documents or instruments related hereto, shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest permitted to be charged by applicable laws or regulation governing any of the Loan Documents ("Usury Laws"). None of the Borrowers shall ever be required to pay interest on the obligations contained herein or in any of the Loan Documents in excess of the maximum interest that may be lawfully charged under such Usury Laws, as made applicable by the final judgment of a court of competent jurisdiction, and the provisions of this Section shall control over all other provisions hereof and of any other instrument executed in connection herewith or executed to secure the indebtedness evidenced hereby, which may be in apparent conflict with this Section. If Lender collects monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Agreement or the other Loan Documents to a rate in excess of that permitted to be charged by such Usury Laws, all such sums deemed to constitute interest in excess of the maximum rate shall, at the option of Lender, either be credited to the payment of principal, if any, or returned to Borrower.

     SECTION 5.13 GUARANTY OF THE LENDER GUARANTORS. The Lender Guarantors are executing this Agreement for the sole purpose of agreeing (and Lender Guarantors hereby agree) that each shall, jointly and severally, guarantee the prompt performance of all obligations of Lender hereunder and under any other Loan Document (as such documents may be amended from time to time), now or hereafter existing, including, without limitation, the extension of credit support pursuant to the terms hereof on the Closing Date.

     SECTION 5.14 DETERMINATIONS BY THE LENDER. Except as expressly provided herein: any agreement, approval, consent, judgment or other determination to be made by Lender under this Agreement or any Loan Document shall not be effective unless it is in writing and shall be in the good faith discretion of Lender.

     SECTION 5.15 CERTAIN TERMINOLOGY

     (a) Whenever the words "including," "include" or "includes" are used in this Agreement, they should be interpreted in a non-exclusive manner as though the words ", without limitation," immediately followed the same.

     (b) Except as otherwise indicated, all Article, Section and Exhibit references in this Agreement shall be deemed to refer to the Sections and Articles in, and the Exhibits to, this Agreement.

     (c) Wherever the words "herein" or "hereunder" appear in this Agreement, they shall be interpreted to mean "in this Agreement" or "under this Agreement," respectively.

     (d) As used herein, "good faith" has the meaning set forth for the same in
Section 1-201(19) of the Uniform Commercial Code, as adopted in the State of New York as of the date of this Agreement.

     SECTION 5.16 ENFORCEMENT COSTS.

     Borrowers shall pay to Lender, promptly (but not later than 5 business days) upon written notice from Lender (which notice shall include a description in reasonable detail of any costs, expenses, disbursements, charges or fees to be reimbursed), all actual costs, expenses, disbursements, title charges and reasonable legal fees and expenses actually incurred by Lender or its counsel in the enforcement or attempted enforcement, by foreclosure or otherwise, of this Agreement, the Note or any other Loan Document. Without limitation on the foregoing, Borrowers shall pay all costs of collection, including reasonable attorneys' fees (whether or not for salaried attorneys regularly employed by Lender) and all costs of any action or proceeding (including any bankruptcy proceeding or any non-judicial foreclosure or private sale), in case any payment is not paid when due, or in case it becomes necessary to enforce any other obligation of Borrowers under the Loan Documents or to protect the security for the indebtedness evidenced by the Note, or for the foreclosure by Lender of the Pledged Securities or any other collateral, or in the event Lender is made a party to any litigation because of the existence of the indebtedness evidenced by the Note, or because of the existence of the Loan Documents, or any of them.

     SECTION 5.17 WAIVERS.

      Each Borrower waives diligence, presentment, protest and demand, notice of protest, of demand, of nonpayment, of dishonor and of maturity and agrees that time is of the essence of every provision hereof; and consents to any and all renewals, extensions or modifications of the terms hereof or of the other Loan Documents (provided, however, that written consent of any Borrower is required for a modification of any document as to which it is a party), or any of them, including time for payment, and further agrees that any such renewal, extension or modification, or the release or substitution of any person or security for the indebtedness evidenced hereby, shall not affect the liability of any of such parties for the indebtedness evidenced by this Note or the obligations under the Security Documents. Any such renewals, extensions, modifications, releases or substitutions may be made without notice to any of such parties.

     SECTION 5.18 REMEDIES CUMULATIVE. Except as expressly provided in Sections
1.4 and 5.6, the rights and remedies of Lender as provided in this Agreement and in the other Loan Documents shall be cumulative and concurrent and may be pursued singly, successively or together against any one or more Borrowers, the Pledged Collateral, or any other persons or entities who are, or may become liable for all or any part of the obligations under the Loan Documents, and any other funds, property or security held by Lender for the obligations under the Loan Documents, or otherwise, at the sole discretion of Lender. Failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such rights or remedies, or the right to exercise them at any later time. The right, if any, of Borrower, and all other persons or entities, who are, or may become, liable for this indebtedness, to plead any and all statutes of limitation as a defense is expressly waived by each and all of such parties to the full extent permissible by law.

     SECTION 5.19 MANNER OF PAYMENT; NO OFFSETS. All payments due from any Borrower under the Loan Documents shall be made in lawful money of the United States of America. Such payments shall be made by transferring the payment in federal or immediately available funds by bank wire or interbank transfer for the account of Lender without presentment or surrender of the Note, provided; however, that any payment of principal or interest received after 12 noon New York time shall be deemed to have been received by Lender on the next Business Day and shall bear interest accordingly. All sums due hereunder shall be payable without offset, demand, abatement or counter-claim of any kind or nature whatsoever, all of which are hereby waived by Borrowers. All interest shall be computed on the basis of a 360-day year and charged for the actual number of days elapsed in each calculation period.

     SECTION 5.20 NO WAIVER EXCEPT IN WRITING. No provision of the Loan Documents will be deemed waived by Lender, unless specifically waived in a writing executed by Lender, and no such waiver shall be implied from any act or conduct of Lender, or any omission by Lender to take action with respect to any provision of the Loan Documents. No such written waiver shall affect any other provision of the Loan Documents, or cover any default or time period or event, other than the matter as to which an express written waiver has been given.

     SECTION 5.21 EFFECTIVENESS In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart hereof has been executed and delivered by each party hereto.

     SECTION 5.22 INSTRUCTION LETTER. Paragraph 3 of that certain letter regarding the instructions regarding release of common limited partnership units of NGOP, dated as of November 5, 2002, from Bank of American and the Noteholders to BNY (the "Instruction Letter") states that: "The Collateral Agent shall execute and deliver, on behalf of itself and the Secured Creditors, to, or at the direction of Price such other documents as Price may reasonably request to evidence the release of the Released Collateral, including, without limitation, UCC termination statements in appropriate form to evidence such releases and for filing in the offices and jurisdictions that Price deems necessary or appropriate to give effect to such releases." In reference thereto, the Borrowers (defined as Price in the aforementioned language) agree that it shall direct BNY, as Collateral Agent (as defined in the Instruction Letter), to execute an deliver, on behalf of BNY and the Secured Creditors (as defined in the Instruction Letter) such other documents as Lender may reasonably request to evidence the release of the Released Collateral (as defined in the Instruction Letter), including, without limitation, UCC termination statements in appropriate form to evidence such releases and for filing in the offices and jurisdictions that Lender deems necessary or appropriate to give effect to such releases.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                        LENDER:

                               MASTERS FUNDING LLC

                              By: /s/ John E. Bowman
                                 ----------------------------------
                                 Name: John E. Bowman
                                      ---------------------------------
                                 Title: Authorized Person
                                       --------------------------------

                        BORROWERS:

                              DAVID G. PRICE, as an individual, and as Trustee for The David G. Price Trust, dated March 5, 1998 (as amended)

                                /s/ David G. Price
                              ----------------------------------------------


                              LENDER GUARANTORS

                              GS CAPITAL PARTNERS 2000, L.P.

                              By: /s/ John E. Bowman
                                 ----------------------------------
                                 Name: John E. Bowman
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------


                              WHITEHALL STREET GLOBAL REAL ESTATE LIMITED
                              PARTNERSHIP, 2001

                              By: /s/ Elizabeth Burban
                                 ----------------------------------
                                 Name: Elizabeth Burban
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------



                              SOF-VI U.S. HOLDINGS, LLC


                              By: /s/ Madison Grose
                                 ----------------------------------
                                 Name: Madison Grose
                                      ---------------------------------
                                 Title: Senior Managing Director
                                       --------------------------------

                              CONSENT AND AGREEMENT
                              ---------------------

     The undersigned, Mountaingate Land, L.P., hereby consents and agrees to the foregoing Agreement, and without limitation, the provisions thereof that supersede and replace certain provisions of the Letter Agreement (therein defined), all as more particularly set forth in Section 5.4 of the foregoing Agreement.

                              MOUNTAINGATE LAND L.P.

                              By    MOUNTAINGATE LAND, INC.,
                                    General Partner

                                    By: /s/ David G. Price
                                       ----------------------------------
                                       Name: David G. Price
                                            ---------------------------------
                                       Title:
                                             --------------------------------